Exhibit 10.14
SECOND AMENDMENT TO CREDIT AGREEMENT
THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) made as of the 20th day of December, 2022, by and among MODIV OPERATING PARTNERSHIP, LP, a Delaware limited partnership (“Borrower”), MODIV INC., a Maryland corporation (“REIT”), the parties executing below as Subsidiary Guarantors (the “Subsidiary Guarantors”; REIT and the Subsidiary Guarantors, collectively the “Guarantors”), KEYBANK NATIONAL ASSOCIATION (“KeyBank”), individually and as Agent for itself and the other Lenders from time to time a party to the Credit Agreement (as hereinafter defined) (KeyBank, in its capacity as Agent, is hereinafter referred to as “Agent”), and THE OTHER “LENDERS” WHICH ARE SIGNATORIES HERETO (KeyBank and such Lenders hereinafter referred to collectively as the “Lenders”).
W I T N E S S E T H:
WHEREAS, Borrower, Agent and the Lenders entered into that certain Credit Agreement dated as of January 18, 2022, as amended by that certain First Amendment to Credit Agreement and Guaranty (the “First Amendment”) dated as of October 21, 2022 among Borrower, Guarantors, Agent and the Lenders (collectively, the “Credit Agreement”); and
WHEREAS, the Guarantors executed and delivered that certain Unconditional Guaranty of Payment and Performance dated as of January 18, 2022 in favor of Agent and the Lenders, as amended by the First Amendment (collectively, the “Guaranty”), or became a party thereto pursuant to a Joinder Agreement; and
WHEREAS, Borrower has requested that the Agent and the Lenders make certain modifications to the terms of the Credit Agreement; and
WHEREAS, the Agent and the Lenders have agreed to make such modifications subject to the execution and delivery by Borrower and Guarantors of this Amendment.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby covenant and agree as follows:
1.Definitions. All the terms used herein which are not otherwise defined herein shall have the meanings set forth in the Credit Agreement.
2.Modification of the Credit Agreement. Borrower, the Lenders and Agent do hereby modify and amend the Credit Agreement as follows:
(a)By extending the Term Loan Increase Commitment Period (as defined in the First Amendment) such that the Term Loan Increase Commitment Period expires on April 19, 2023; and
(b)By increasing the number of times the Borrower may borrow Term Loans during the Term Loan Increase Commitment Period from two (2) times to five (5) times, provided, that, each such borrowing shall continue to be subject to the terms, conditions and provisions set forth in the Credit Agreement (including, without limitation, Section 4(c) of the First Amendment).
3. Term Loan Increase Unused Fee. During the period commencing on December 21, 2022 and ending on the last day of the Term Loan Increase Commitment Period (as extended hereby), the Borrower agrees to pay to the Agent for the account of the Increasing Term Loan Lenders (as defined in the First Amendment), other than an Increasing Term Loan Lender that is a Defaulting Lender for such period of time as such Increasing Term Loan Lender is a Defaulting

Lender, in accordance with their respective Term Loan Commitment Percentages a term loan facility unused fee calculated for each day during such period at the rate of 0.25% per annum, calculated as a per diem rate, times the excess of the aggregate Term Loan Commitments of the Increasing Term Loan Lenders over the outstanding principal amount of the Term Loans made by the Increasing Term Loan Lenders in all instances Outstanding on such day. The term loan facility unused fee shall be payable quarterly in arrears on the first (1st) Business Day after the last day of each calendar quarter for the immediately preceding calendar quarter or portion thereof, and on any earlier date on which the Increasing Term Loan Lenders have funded their entire Term Loan Commitments or such Term Loan Commitments have been terminated.
4.Relocation of Chief Executive Office. The Borrower has notified Agent and the Lenders that it intends to relocate the chief executive office and principal place of business of the Borrower and the Guarantors from 130 Newport Center Drive, Suite 240, Newport Beach, California 92660 to 200 S. Virginia Street, Suite 800, Reno, Nevada 89501 and, in connection with such relocation, change the jurisdiction of organization of certain Subsidiary Guarantors from California to Nevada and/or Delaware (collectively, the “Relocation Transaction”). Without limiting any of the terms, conditions and provisions of the Credit Agreement and other Loan Documents, in connection with the Relocation Transaction, the Borrower and the Guarantors shall (i) provide to the Agent and Lenders such documentation and other information reasonably requested by the Agent or any Lender in order to comply with its “know your customer” requirements and to confirm compliance with other Applicable Laws (including, without limitation, the Beneficial Ownership Regulation) and (ii) execute, deliver and enter into such amendments, modifications and ratifications of the Loan Documents (including, without limitation, amendments to existing financing statements or new financing statements) as the Agent reasonably deems necessary or desirable in order to (X) evidence the Relocation Transaction, (Y) ratify and reaffirm the Borrower and Guarantors’ obligations under the Loan Documents (including, without limitation, any liens or security interests granted by such Persons), and (Z) protect and maintain the perfection of the liens and security interests granted by such Persons in the Collateral (collectively, the “Relocation Transaction Amendments”), and Agent shall be authorized to enter into such Relocation Transaction Amendments on behalf of the Lenders. Borrower and Guarantors hereby agree that any modifications or amendments to, or restatements or replacements of, the formation or organizational documents of Borrower or any Guarantor in connection with the Relocation Transaction shall be subject to the prior written approval of the Agent, which approval shall not be unreasonably withheld, conditioned or delayed. Borrower shall pay the reasonable out of pocket fees, expenses and disbursements of the Agent incurred in connection with the Relocation Transaction in accordance with Section 15 of the Credit Agreement.
5.References to Loan Documents. All references in the Loan Documents to the Credit Agreement shall be deemed a reference to the Credit Agreement as modified and amended herein.
6.Consent and Acknowledgment of Borrower and Guarantors. By execution of this Amendment, the Guarantors hereby expressly consent to the modifications and amendments relating to the Credit Agreement as set forth herein and any other agreements or instruments executed in connection herewith, and Borrower and Guarantors hereby acknowledge, represent and agree that (a) the Credit Agreement, as modified and amended herein, and the other Loan Documents remain in full force and effect and constitute the valid and legally binding obligation of Borrower and Guarantors, as applicable, enforceable against such Persons in accordance with their respective terms, (b) that the Guaranty extends to and applies to the Credit Agreement and the other Loan Documents as modified and amended herein, and (c) that the execution and delivery of this Amendment and any other agreements or instruments executed in connection herewith does not constitute, and shall not be deemed to constitute, a release, waiver or satisfaction of Borrower’s or any Guarantor’s obligations under the Loan Documents.

7.Representations and Warranties. Borrower and Guarantors represent and warrant to Agent and the Lenders as follows:
(a)Authorization. The execution, delivery and performance of this Amendment and any other agreements or instruments executed in connection herewith and the transactions contemplated hereby and thereby (i) are within the authority of Borrower and Guarantors, (ii) have been duly authorized by all necessary proceedings on the part of the Borrower and Guarantors, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which Borrower or any Guarantor is subject or any judgment, order, writ, injunction, license or permit applicable to Borrower or any Guarantor, (iv) do not and will not conflict with or constitute a default (whether with the passage of time or the giving of notice, or both) under any provision of the partnership agreement, operating agreement, articles of incorporation or other charter documents or bylaws of, or any agreement or other instrument binding upon, Borrower or any Guarantor or any of their respective properties, (v) do not and will not result in or require the imposition of any lien or other encumbrance on any of the properties, assets or rights of Borrower or any Guarantor and (vi) do not require the approval or consent of any Person other than those already obtained and delivered to the Agent.
(b)Enforceability. This Amendment and any other agreements or instruments executed in connection herewith to which Borrower or any Guarantor is a party are the valid and legally binding obligations of Borrower and Guarantors enforceable in accordance with the respective terms and provisions hereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and the effect of general principles of equity.
(c)Approvals. The execution, delivery and performance of this Amendment and any other agreements or instruments executed in connection herewith and the transactions contemplated hereby and thereby do not require the approval or consent of, or any filing or registration with, or the giving of any notice to, any court, department, board, governmental agency or authority other than those already obtained, and filings after the date hereof of disclosures with the SEC.
(d)Reaffirmation of Representations and Warranties. Each of the representations and warranties made by or on behalf of the Borrower, the Guarantors or any of their respective Subsidiaries contained in the Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Credit Agreement or this Amendment is true and correct in all material respects as of the date hereof, with the same effect as if made at and as of the date hereof, except to the extent of changes resulting from transactions permitted by the Loan Documents (it being understood and agreed that, with respect to any representation or warranty which by its terms is made as of a specified date, such representation or warranty is reaffirmed hereby only as of such specified date). To the extent that any of the representations and warranties contained in the Credit Agreement, any other Loan Document or in any document or instrument delivered pursuant to or in connection with the Credit Agreement or this Amendment is qualified by “Material Adverse Effect” or any other materiality qualifier, then the qualifier “in all material respects” contained in this paragraph shall not apply with respect to any such representations and warranties.
8.No Default. By execution hereof, the Borrower and Guarantors certify that the Borrower and Guarantors are, and will be immediately after giving effect to the execution and delivery of this Amendment and the other Loan Documents executed in connection herewith, in compliance with all covenants under the Loan Documents, and that no Default or Event of Default has occurred and is continuing.

9.Waiver of Claims. Borrower and Guarantors acknowledge, represent and agree that none of such Persons has any defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever arising on or before the date hereof with respect to the Loan Documents, the administration or funding of the Loan or the Letters of Credit or with respect to any acts or omissions of Agent or any Lender, or any past or present officers, agents or employees of Agent or any Lender, and each of such Persons does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action arising on or before the date hereof, if any.
10.Ratification. Except as hereinabove set forth, all terms, covenants and provisions of the Credit Agreement remain unaltered and in full force and effect, and the parties hereto do hereby expressly ratify and confirm the Credit Agreement as modified and amended herein. Nothing in this Amendment or any other document delivered in connection herewith shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment or substitution of the indebtedness evidenced by the Notes or the other obligations of Borrower and Guarantors under the Loan Documents.
11.Effective Date. This Amendment shall be deemed effective and in full force and effect (the “Effective Date”) upon confirmation by the Agent of the satisfaction of the following conditions:
(a)the execution and delivery of this Amendment by Borrower, Guarantors, Agent and the Increasing Term Loan Lenders;
(b)receipt by Agent of evidence that the Borrower shall have paid all fees due and payable with respect to this Amendment;
(c)receipt by Agent of such other resolutions, certificates, documents, instruments and agreements as the Agent may reasonably request; and
(d)The Borrower shall have paid the reasonable fees and expenses of Agent in connection with this Amendment.
12.Amendment as Loan Document. This Amendment shall constitute a Loan Document.
13.Counterparts. This Amendment may be executed in any number of counterparts which shall together constitute but one and the same agreement.
14.Electronic Signatures. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or as an attachment to an electronic mail message in .pdf, .jpeg, .TIFF or similar electronic format shall be effective as delivery of a manually executed counterpart of this Amendment for all purposes. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and any other Loan Document to be signed in connection with this Amendment, the other Loan Documents and the transactions contemplated hereby and thereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Agent to accept electronic signatures in any form or format without its prior written consent. For the purposes hereof, “Electronic Signatures” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record. Each of the parties hereto represents and warrants to the other parties hereto that it has the corporate capacity and authority to execute the Amendment through electronic means and there are no restrictions for doing so in that party’s constitutive documents. Without limiting the generality of the foregoing, the Borrower hereby (i) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among any of the Agent or the Lenders and any of the Borrower or Guarantors, electronic images of this Agreement or any other Loan Document (in each case, including with respect to any signature pages thereto) shall have the same legal effect, validity and enforceability as any paper original, and (ii) waives any argument, defense or right to contest the validity or enforceability of any Loan Document based solely on the lack of paper original copies of such Loan Document, including with respect to any signature pages thereto.
15.MISCELLANEOUS. THIS AMENDMENT SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, successors-in-title and assigns as provided in the Credit Agreement.
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IN WITNESS WHEREOF, the parties hereto, acting by and through their respective duly authorized officers and/or other representatives, have duly executed this Amendment under seal as of the day and year first above written.
BORROWER:

MODIV OPERATING PARTNERSHIP, LP, a Delaware limited partnership
By: Modiv Inc., a Maryland corporation, its general partner

By: /s/ RAYMOND J. PACINI
Name: Raymond J. Pacini
Title: Chief Financial Officer

REIT:

MODIV INC., a Maryland corporation

    By: /s/ RAYMOND J. PACINI
Name: Raymond J. Pacini
Title: Chief Financial Officer

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KeyBank/Modiv – Signature Page to Second Amendment to Credit Agreement

SUBSIDIARY GUARANTORS

RU WAG SANTA MARIA, LLC;
RU L3 CARLSBAD, LLC;
RU GAP ROCKLIN, LLC;
RU DG BIG SPRING, LLC;
RU ITW SKY PARK, LLC;
RU DT MORROW GA, LLC;
RU PRE K SAN ANTONIO, LLC;
RU GSA VACAVILLE, LLC;
RU PMI SAN CARLOS, LLC;
RU DG BAKERSFIELD, LLC;
MODIV ARROW ARCHBOLD OH LLC;
MODIV RC 19110 STONE OAK PKWY SAN ANTONIO TX LLC;
RU FAIRVIEW DRIVE DEKALB IL, LLC;
RU ELM HILL PIKE NASHVILLE TN, LLC;
RU 6877-6971 WEST FRYE ROAD CHANDLER AZ, LLC;
RU 8825 STATESVILLE ROAD CHARLOTTE NC, LLC;
RU EXP MAITLAND FL, LLC;
RU NG MELBOURNE FL, LLC;
RU NG PARCEL MELBOURNE FL, LLC;
RU DG OHPAME6, LLC;
RU LEVINS SACRAMENTO, LLC;
MDV TROPHY CARSON CA LLC;
MDV LINPRE 8, LLC;
MDV OF SAINT PAUL MN LLC;
MDV TRINITY 4, LLC;
MDV UPSTATE NY, LLC,
each a California limited liability company

By:    MODIV OPERATING PARTNERSHIP, LP, a Delaware limited partnership, its sole member

By: MODIV INC., a Maryland corporation, its general partner

By: /s/ RAYMOND J. PACINI
Name: Raymond J. Pacini
Title: Chief Financial Officer

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MDV 1031, LLC,
an Ohio limited liability company

By:    MODIV OPERATING PARTNERSHIP, LP, a Delaware limited partnership, its sole member

By: MODIV INC., a Maryland corporation, its general partner

KeyBank/Modiv – Signature Page to Second Amendment to Credit Agreement

By: /s/ RAYMOND J. PACINI
Name: Raymond J. Pacini
Title: Chief Financial Officer

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KeyBank/Modiv – Signature Page to Second Amendment to Credit Agreement

AGENT AND LENDERS KEYBANK NATIONAL ASSOCIATION, individually as a Lender and as the Agent By: /s/ THOMAS Z. SCHIMITT Name: Thomas Z. Schmitt Title: Vice President (SEAL)
TRUIST BANK, as a Lender By: /s/ RYAN ALMOND Name: Ryan Almond Title: Director (SEAL)
THE HUNTINGTON NATIONAL BANK, as a Lender By: /s/ ERIN L MAHON Name: Erin L. Mahon Title: AssistantVice President (SEAL)

FIRST FINANCIAL BANK, as a Lender By: /s/ JOHN WILGUS Name: John Wilgus Title: Senior Vice President (SEAL)

KeyBank/Modiv – Signature Page to Second Amendment to Credit Agreement